Please file this Statement of Additional Information Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE BALANCED FUND

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

Supplement dated December 4, 2007, to the Statement of Additional Information dated February 1, 2007, as supplemented on October 29, 2007, June 6, 2007, April 5, 2007, and March 1, 2007.

This supplement contains important information about the Funds referenced above (the “Funds”).

All Funds

On November 7, 2007, the Board of Trustees (the “Board”) accepted the resignation of Dorothy A. Peters as Chief Compliance Officer of Wells Fargo Funds Trust (the “Trust”) and appointed Debra Ann Early as Chief Compliance Officer of the Trust effective as of November 30, 2007. As a result, the information regarding Dorothy A. Peters under the “Management - Trustees and Officers” section is deleted and replaced with the following:

Name, Age and Address	Position Held with Registrant/ Length of Service	Principal Occupation(s) During Past 5 Years	Other Public Company Or Investment Company Directorships

Debra Ann Early, 43	Chief Compliance Officer, since 2007

Chief Compliance Officer of Wells Fargo Funds

Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from July 2005 to November 2007. Chief Financial Officer of Parnassus Investments from December 2004 to November 2007. Senior Audit Manager, PricewaterhouseCoopers LLP from October 1998 to December 2004.

N/A

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